KHAN GROWTH FUND

A Series of Khan Funds

Annual Report to Shareholders

As of December 31st, 2002

(888) 311- KHAN                                                                        www.khanfunds.com

Dear Fellow Shareholders,

With the market down three subsequent years, we are in territory not seen since the great depression.  We felt that in 2001 all that could have gone wrong did so and the shockwaves rippled into 2002.  A meltdown of corporate ethics, weaker earnings figures, international volatility and the prospect of war has allowed the market to continue to spiral downward.  There was not an industry that was left unscathed whereas in years past, technology and other more aggressive industries received a strong majority of the decline.  As a growth oriented fund, our focus is to provide an adequate return to investors relative to the overall market as seen by the S&P 500.  We realize that during times of market weakness we may under perform, but feel that we will compensate for that weakness during stronger markets.  The number of years of positive returns has far outweighed the negative ones and we see history as an indicator of the future.  The Khan Growth Fund for the year 2002 lost 22.3% compared to a loss of 22.1% by the S&P 500.  The Khan Fund returns are net of expenses versus the S&P 500 which is simply the index change with dividends reinvested.

We would prefer to spend more time discussing the future rather than focusing on the past, which we cannot profit from.  Though the market has seen a three year decline, viewing the index (S&P 500) under that microscope would tell little as to the true state of the economy and the attractiveness of equity investments.  The markets incredible run through the mid to late 90’s created an environment of euphoria in which the last three years was the recoil.  Just as the markets overstepped the sizable gains in corporate earnings and the economy, the recent years’ actions have weakened the market below what we feel is a fair price for most Khan Funds holdings.  There are companies which still may be overvalued, but here we focus on our holdings and their financial strength.  By concentrating on our companies, we feel we can more competitively monitor their efficiency, ability to generate excess cash as well as continue to be innovative and ethical.  As the famous investor Sir John Templeton stated:

“Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria”

Initial financial indicators have begun to show signs of a recovery and real GDP increased 0.7 percent at a seasonally adjusted annual rate in the fourth quarter of 2002.  Though there was a dramatic rise and subsequent crash regarding technology stocks in the late 90’s, the benefit of technology spending in corporations if finally beginning to show its benefits in financial terms.  Worker productivity is higher than ever and is one reason why wage-cost inflation hasn’t posted a problem in recent years.  With unemployment now falling to healthier rates, job turnover should be limited and this should help US corporations from the bottom-up.  I am not implying where I feel the general market indices will be in the next six months or year because there are too many random variables to make such an assumption.  Our concern lays more with individual holdings and their financial prowess rather than overall market volatility.  By analyzing economic figures and growth statistics, one can generalize how these trends will affect future corporate profits.

The market works in cycles, and over the long-run the ups have far outweighed the downs.  We maintain our focus on the long-term integrity and efficiency of such companies as Citigroup, Washington Mutual, Merck, Pfizer and Berkshire Hathaway.   Some years will be exceptional and others will make us cringe, but the long-term perseverance of our diverse portfolio of holdings are unquestioned and the current market situation leaves us delighted with the possibility of creating strong gains for our fellow shareholders.

PORTFOLIO COMPOSITION

As of December 31st of 2002, the Fund had 4.96% of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis on the financial, healthcare, semiconductors and retail sectors. Though our primary focus leans towards an investment in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

INVESTMENT STRATEGY

The holdings of the Fund are concentrated in the common stock of companies with a market capitalization over five billion dollars, which we believe provide value based on consistent growth in earnings.  We will continue to conduct extensive analysis of the underlying fundamentals of the company while analyzing industry changes to root out future supply and demand factors.   Finally, variable factors such as management innovation, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.

Sincerely,

/s/S.D. Khan, M.D.

/s/Faisal D. Khan

S. D. Khan, M.D.

Faisal D. Khan

Portfolio Manager

Portfolio Manager

The outlook and opinion expressed above represent the view of the investment advisor as of February 15, 2003, and are subject to change as market and economic events unfold.

Khan Growth Fund vs. Benchmark index

The chart below compares your Fund to a benchmark index.   It is intended to give you a general idea how your Fund performed compared to the stock market during the year ended 12/31/02.   It is important to understand the difference between your Fund and an index.   Your Fund’s total return includes Fund expenses and management fees.   An index reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Comparative Investment Returns                              Year  Ended December 31, 2002

    Initial investment $10,000.
   * Past performance is no guarantee of future results.

	INVESTMENT	Dollar Return**	2002 Return Avg. Annual Rate of Return**
Khan Growth Fund	$ 5,676	-22.30%	- 9.81%
S&P 500 Index***	$ 9,695	-23.37%***	-.56%***

[GRAPH OMITTED]

	1997	1998	1999	2000	2001	2002
KGF	10360	13800.56	17396.98	11774.28	7428.39	5771.85
S&P 500	10683	13736.2	16626.3	15113.31	13317.85	10374.61

NOTE: The Returns shown do not reflect the taxes on distributions or redemption of your shares you would pay.

**Since Date of Inception (7/9/97)

***   The Standard & Poor’s 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure the    performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing    major industries.  The return is without dividends reinvested into the index in which the Index lost (22.10).

Top Sectors Holdings		Top Ten Holdiongs

Medical-Drugs	15.95%	Washington Mutual	4.94%
Insurance	9.35%	Merck	4.86%
Retail	7.98%	Pfizer	4.38%
Finance- Savings and Loan	4.94%	Berkshire Hathaway A	4.16%
Banks- Money Center	4.72%	Citigroup	4.03%
Oil and Gas	4.28%	Philip Morris	3.71%
Electrical Equipment	3.85%	Johnson & Johnson	3.69%
Tobacco	3.71%	H&R Block	3.45%
Personal Services	3.45%	AIG	2.67%
Finance- Mortgage Services	3.41%	Tyco International	2.64%

KHAN GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2002

Shares	Security Description	Value
Common Stock (95.13%)

Aerospace & Defense (0.76%)
400	Boeing Co.	$ 13,196

Automotive (0.59%)
1,100	Ford Motor Co.	10,230

Banks-Money Center (4.72%)
2,000	Citigroup, Inc.	70,380
500	J.P. Morgan Chase & Co.	12,000
		82,380

Business Services (0.95%)
400	Moody's Corp.	16,516

Banks-Regional (3.11%)
500	U.S. Bancorp	10,610
2,300	MBNA Corp.	43,746
		54,356

Beverages-Alcoholic/Soft Drink (2.27%)
200	Anheuser Busch Co's. Inc.	9,680
300	Coca Cola Co.	13,146
400	Pepsico, Inc.	16,888
		39,714

Broadcasting & Cable TV (0.98%)
400	Comcast Corp. CL A *	9,036
500	The Walt Disney Co.	8,155
		17,191

Computer Hardware (0.67%)
150	International Business Machines Inc.	11,625

Computer Services (1.44%)
500	Electronic Data Systems	9,215
1,000	IMS Health, Inc.	16,000
		25,215

Computer Software (1.18%)
400	Microsoft Corp. *	20,680

Computer-Local Network (1.36%)
1,820	Cisco Systems, Inc.*	23,842

Diversified Operation (2.64%)
2,700	Tyco International Ltd.	46,116

Electronic Equipment (3.85%)
300	Duke Power Co.	5,862
300	Emerson Electric Co.	15,255
1,500	General Electric Co.	36,525
400	Honeywell, Inc.	9,600
		67,242

Finance-Investment Brokers (0.91%)
400	Morgan Stanley Dean Witter	15,968

Finance-Mortgage Services (3.41%)
300	Federal Home Loan Mortgage Corp.	17,715
650	Federal National Mortgage Association	41,815
		59,530

Finance-Savings & Loan (4.94%)
2,500	Washington Mutual	86,325

Financial Services (2.63%)
800	American Express Co.	28,280
500	First Data Corp.	17,705
		45,985

Food Processing (2.26%)
1,000	Kraft Foods, Inc.	38,930
12	The J.M. Smucker Co. *	478
		39,408

Healthcare Facilities (0.75%)
800	Tenet Healthcare *	13,120

Insurance (9.35%)
805	American International Group, Inc.	46,569
1	Berkshire Hathaway Class A *	72,750
600	Marsh & McLennan Cos., Inc.	27,726
300	MGIC Investment Corp.	12,390
86	Travelers Class A Common Stock *	1,260
177	Travelers Class B Common Stock *	2,593
		163,288

Internet (1.20%)
1,600	AOL Time Warner, Inc. *	20,960

Medical Instruments/Products (1.83%)
700	Medtronic, Inc.	31,920

Medical-Drugs (15.95%)
300	Abbott Laboratories	12,000
1,200	Johnson & Johnson	64,452
250	Lilly, Eli & Co.	15,875
1,500	Merck & Co., Inc.	84,915
2,500	Pfizer, Inc.	76,425
500	Schering-Plough Corp.	11,100
600	Bristol-Meyers Squibb Co.	13,890
		278,657

Medical-Outpatient/Home Care (2.34%)
1,400	Walgreen Company	40,866

Oil & Gas-International Integrated (4.28%)
600	Chevron Texaco	39,888
1,000	Exxon Mobil	34,940
		74,828

Personal Services (3.45%)
1,500	H&R Block, Inc.	60,300

Printing & Publishing (1.79%)
300	McGraw-Hill Companies, Inc.	18,132
500	News Corparation Limited ADR	13,125
		31,257

Retail (7.98%)
1,000	Gap, Inc.	15,520
1,200	Home Depot, Inc.	28,752
1,200	McDonalds Corp.	19,296
2,000	Kroger Co. *	30,900
600	Tricon Global Rest *	14,532
600	Wal-Mart Stores, Inc.	30,306
		139,306

Soap & Cleaning Preperations (1.97%)
400	Proctor & Gamble Co.	34,376

Tobacco (3.71%)
1,600	Phillip Morris Companies, Inc. *	64,848

Transport-Air Freight (0.78%)
250	Fedex Corp.	13,555

Trucking (1.08%)
300	United Parcel Service	18,924

TOTAL COMMON STOCKS (Cost $1,989,939)		1,661,724

Money Market Funds - 4.96%
86,564	First America Treasury Oblig Fd Cl S	86,564

TOTAL CASH EQUIVALENTS (Cost 86,564)		86,564

TOTAL INVESTMENTS - 100.09%		1,748,288
(Cost $2,076,503)

LIABILITIES IN EXCESS OF OTHER ASSETS - -0.09%		(1,498)

NET ASSETS - 100.00%		$ 1,746,790

* Non Income Producing Securities
+ American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

KHAN GROWTH FUND
STATEMENT OF ASSETS & LIABILITIES
December 31, 2002

Khan
Growth
Fund

Assets:
Investment Securities at Market Value	$ 1,748,288
(Cost $2,076,503)
Cash	920
Dividends and Interest Receivable	3,090
Receivable from Advisor	10,187
Total Assets	1,762,485
Liabilities:
Accrued Expenses	15,695
Total Liabilities	15,695
Net Assets	$ 1,746,790

Net Assets Consist of:
Paid-In Capital	$ 4,430,167
Accumulated Realized
Loss on Investments - Net	(2,355,162)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(328,215)
Net Assets	$ 1,746,790

Shares of Beneficial Interest, No Par Value	810,333
Per Share Net Asset Value, Offering and Redemption Price	$ 2.16

The accompanying notes are an integral part of the financial statements.

KHAN GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 2002

Khan
Growth
Fund
Investment Income:
Dividends	$ 30,289
Interest	740
Total Investment Income	31,029
Expenses:
Investment Advisory (Note 2)	14,872
Transfer Agent / Fund Accounting	15,735
Organization	3,857
Audit	7,451
Legal	2,060
Administration Fees (Note 2)	4,957
Other	4,169
Registration Fees	961
Custodian Fees	7,745
Trustee Fees	433
Total Expenses	62,240
Fees reimbursed (Note 2)	(22,582)
Net Expenses	39,658

Net Investment Loss	(8,629)

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(487,329)
Change in Unrealized Deppreciation on Investments	(12,632)
Net Realized and Unrealized Loss on Investments	(499,961)

Net Decrease in Net Assets from Operations	$ (508,590)

The accompanying notes are an integral part of the financial statements.

KHAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year ending	Year ending
	Dec. 31, 2002	Dec. 31, 2001
FROM OPERATIONS:
Net Investment Loss	$ (8,629)	(29,915)
Net Realized Loss on Investments	(487,329)	(1,772,781)
Net Unrealized Appreciation (Depreciation)	(12,632)	420,392
Decrease in Net Assets from Operations	(508,590)	(1,382,304)
From Distributions to Shareholders:
Net Realized Gain from Security Transactions	0	(548,257)
Net Decrease in Net Assets from Distributions	0	(548,257)
From Capital Share Transactions:
Proceeds From Sale of Shares	18,000	122,872
Shares Issued on Reinvestment of Dividends	0	547,220
Cost of Shares Redeemed	(41,574)	(224,425)
Net Decrease in Net Assets from Shareholder Activity	(23,574)	445,667

NET ASSETS:
Net Decrease in Net Assets	(532,164)	(1,484,894)
Net Assets at Beginning of Year	2,278,954	3,763,848
Net Assets at End of Year	$ 1,746,790	$ 2,278,954

SHARE TRANSACTIONS:
Issued	7,137	31,087
Reinvested	0	195,436
Redeemed	(16,031)	(59,177)
Net Decrease in Shares	(8,894)	167,346
Shares Outstanding at Beginning of Year	819,227	651,881
Shares Outstanding at End of Year	810,333	819,227

The accompanying notes are an integral part of the financial statements.

KHAN GROWTH FUND
FINANCIAL HIGHLIGHTS
December 31, 2002
Selected data for a share outstanding throughout the period

	Year	Year	Year	Year	Year
	ending	ending	ending	ending	ending
	12/31/2002	12/31/2001	12/31/2000	12/31/1999	12/31/1998

Net Asset Value at Beginning of Period	$ 2.78	$ 5.77	$ 8.58	$ 6.86	$ 5.18

Net Investment Loss	(0.01)	(0.04)	(0.12)	(0.07)	(0.02)
Net Gains or Losses on Securities
(Realized and Unrealized)	(0.61)	(2.07)	(2.65)	1.86	1.73
Total from Investment Operations	(0.62)	(2.11)	(2.77)	1.79	1.71

Distributions from Net Investment Income	-	-	-	-	-
Distributions from Capital Gains	-	(0.88)	(0.04)	(0.07)	(0.03)
Total Distributions	-	(0.88)	(0.04)	(0.07)	(0.03)

Net Asset Value at End of Period	$ 2.16	$ 2.78	$ 5.77	$ 8.58	$ 6.86

Total Return	(22.30)%	(36.68)%	(32.32)%	26.06%	33.21%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 1,747	$ 2,279	$ 3,764	$ 4,460	$ 2,593
Ratio of Expenses to Average Net Assets
After reimbursement/waiver of fees	2.00%	2.00%	2.00%	2.00%	2.00%
Before reimbursement/waiver of fees	3.14%	3.23%	2.26%	3.12%	5.38%
Ratio of Net Investment Loss to
Average Net Assets
After reimbursement/waiver of fees	(0.44)%	(1.10)%	(1.59)%	(1.06)%	(0.62)%
Before reimbursement/waiver of fees	(1.58)%	(2.33)%	(1.85)%	(2.18)%	(4.00)%

Portfolio Turnover Rate	48.30%	89.37%	133.49%	44.48%	31.21%

The accompanying notes are an integral part of the financial statements.

KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

Note 1.  Organization

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.  The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. As of December 31, 2002, the only series issued by the Trust is the Khan Growth Fund.

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies. Income is a secondary objective of the Fund. Khan Investment, Inc. serves as the Fund's investment advisor.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations - A security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has approximately $2,336,000 in capital losses available to offset future gains that expire in 2009 and 2010. The Fund also had net realized losses of approximately $18,700 during the period November 1, 2002 through December 31, 2002 which is treated for federal income tax purposes as arising during the Fund’s tax year ending December 31, 2003. These “post-October” losses may be utilized in future years to offset realized capital gains prior to distributing such gains to shareholders.

Deferred Organization Costs - The Fund has incurred expenses of $3,857 in connection with the organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Note 2.  Advisory Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement with Khan Investment, Inc. (the "Advisor"). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the "Trustees"). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the year ending December 31, 2002, the Advisor was paid $14,872 for such services. The Advisor has waived the entire Advisory fee and has reimbursed the fund an additional $7,710 for expenses over the 2% cap. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

The Fund has an administrative services agreement (the "Agreement") with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the six months ending December  31, 2002, the Advisor was paid $4,957 for such services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of December 31, 2002, the Fund has not made any payments.

Note 3.  Trustees' Fees and Expenses

Trustees’ fees represent remuneration paid or accrued to each trustee who is not an "interested person" of Khan Investment, Inc.

Note 4.  Investment Securities

Purchases of securities and proceeds from sales of securities (other than short-term securities) during the year ended December 31, 2002 were $ 932,261 and $ 1,015,461 respectively.

Note 5.  Capital Stock

As of December 31, 2002, S. D. Khan and his family owned an aggregate 47.85 % of the outstanding shares of this Fund, which may be deemed to control the Fund.

Note 6.  Distributions to Shareholders

 The tax character of distributions paid during fiscal years 2001 and 2002 were as follows.

Distributions paid from:	2001	2002
Undistributed Ordinary Income:	$ 0	$0
Undistributed Long-Term Capital Gain	548,257	0
Undistributed Short-Term Capital Gain	0	0
	$ 548,257	$0

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Khan Growth Fund
Undistributed Ordinary Income (Accumulated Loss)	$ 0
Capital Loss Carryfoward	(2,336,457)
Unrealized Appreciation/(Depreciation)	(346,920)
($2,683,377)

The following is a complete listing of all officers and directors of Khan Funds.  It includes background and biography information for the benefit of the shareholders

Of the Fund.

Name, Address And Age	Position(s) Held with Fund	Term of Office And Length of Time Served	Principal Occupation Past Five Years	Number of Portfolios Overseen	Other Directorships Held by Director
S.D. Khan MD* Birth Year 1943 14022 Champions Hamlet Houston, Tx	Trustee, President of the Trust, Chairman of the Board of Trustees	Since September 1st of 1996	President and Controlling shareholder of Khan Funds. President and shareholder of Khan Investment, the investment advisor for the Fund. He is also a Practicing physician and CEO of Caring Physicians Network, a Houston PPO	1	1 Director of Caring Physicians Network
Shahwar Khan* Birth Year 1949 14022 Champions Hamlet Houston, Tx	Trustee	Since September 1st of 1996	Trustee with Khan Investment	1	0
Faisal D Khan* Birth Year 1976 14022 Champions Hamlet Houston, Tx	Trustee, Secretary	Secretary Since September 18th of 1998 and Trustee Since May 17th of 2000	Vice President of Khan Investment, the advisor to Khan Funds, CFO of Caring Physicians Network, a Houston PPO	1	1 Director of Caring Physicians Network
Charles Moore Birth Year 1935 2504 Sand Shore Conroe, Tx 77304	Trustee	Since September 1st of 1996	General Manager at Landmark Chevrolet in Houston, Texas	1	0
Edward Shubert MD Birth Year 1942 17115 Red Oak 21 Houston, Tx 77090	Trustee	Since April 23rd of 1999	Private Physician Practice in Ophthalmology	1	0

*

"Interested" Trustee as that term is defined by the 1940 Act, because of his positions with and financial interest in Khan Funds and Khan Investment.

The Statement of Additional information includes additional information about Fund directors and is available without charge, upon request, by calling Khan Funds at 1-888-311-KHAN.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees

Khan Funds

Houston, Texas

We have audited the accompanying statement of assets and liabilities of the Khan Growth Fund, a series of shares of the Khan Funds, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended and the financial highlights for the five years in the period then ended.   These financial statements are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of December 31, 2002, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

February 10, 2003

INVESTMENT ADVISOR Khan Investment Inc 714 FM 1960 West #201 Houston, Texas 77090	CUSTODIAN US Bancorp 425 Walnut St., M.L. 6118 Cincinnati, Ohio 45202
TRANSFER AGENT - ACCOUNTANT Mutual Shareholder Services 8869 Brecksville Rd. #C Brecksville, OH 44141	AUDITORS Tait, Weller & Baker 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103